EXHIBIT 99.1

                                      PROXY

                             JAZZ TECHNOLOGIES, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON _________, 2008

     The undersigned hereby appoints Gilbert F. Amelio as proxy of the undersigned, with full power of substitution, to vote all of the shares of stock of Jazz Technologies, Inc. held of record that the undersigned may be entitled to vote at the Special Meeting of Stockholders of Jazz Technologies, Inc. to be held on _______, 2008, at 4321 Jamboree Road, Newport Beach, California 92660, at 10:00 A.M. (Pacific Time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE TWO PROPOSALS SHOWN ON THE REVERSE SIDE. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

     THE BOARD OF DIRECTORS OF JAZZ TECHNOLOGIES, INC. RECOMMENDS A VOTE "FOR" BOTH PROPOSALS SHOWN ON THE REVERSE SIDE.

                  (Continued and to be signed on reverse side)

------------FOLD AND DETACH HERE AND READ THE REVERSE SIDE----------------------

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                                      PROXY

                             JAZZ TECHNOLOGIES, INC.

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                          VOTE BY INTERNET OR TELEPHONE
                          QUICK *** EASY *** IMMEDIATE
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As a stockholder of Jazz Technologies, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on ___, 2008.

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             VOTE YOUR PROXY ON THE INTERNET:

GO TO www.continentalstock.com. Have your proxy card                 OR
available when you access the above website. Follow the
prompts to vote your shares.
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                VOTE YOUR PROXY BY PHONE:

CALL 1 (866) 894-0537. Use any touch-tone telephone to vote          OR
your proxy. Have your proxy card available when you call.
Follow the voting instructions to vote your shares.
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              VOTE YOUR PROXY BY MAIL:

Mark, sign, and date your proxy card, then detach it, and
return it in the postage-paid envelope provided.
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                 PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE
                        VOTING ELECTRONICALLY OR BY PHONE
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                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE

     THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE TWO PROPOSALS, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. THE BOARD OF DIRECTORS OF JAZZ TECHNOLOGIES, INC. RECOMMENDS A VOTE "FOR" BOTH PROPOSALS.

PROPOSAL 1:    To approve and adopt the Agreement and Plan of Merger and
               Reorganization, dated as of May 19, 2008, by and among Jazz
               Technologies, Inc., Tower Semiconductor Ltd., an Israeli company, and its wholly owned subsidiary, Armstrong Acquisition Corp., a Delaware corporation, as such agreement may be amended from time to time (also referred to as the "merger agreement"), and approve the merger provided for therein.

               [ ] FOR               [ ]  AGAINST               [ ] ABSTAIN

PROPOSAL 2:    To adjourn or postpone the special meeting if determined
               to be necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve and adopt the merger agreement and approve the merger.

               [ ] FOR               [ ]  AGAINST               [ ] ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Please mark, sign, date and return your proxy promptly in the enclosed envelope whether or not you plan to attend the Special Meeting. No postage is required. You may nevertheless vote in person if you do attend.

                                                     COMPANY ID:

                                                     PROXY NUMBER:

                                                     ACCOUNT NUMBER:


SIGNATURE OF STOCKHOLDER_______________ SIGNATURE OF STOCKHOLDER________________

DATED:__________, 2008

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.